EXHIBIT 99.4


                                 MUTUAL RELEASE

     THIS MUTUAL RELEASE (this "AGREEMENT") is made and entered into as of the 21st day of December, 2001 (the "EFFECTIVE DATE"), by and among TAG-IT PACIFIC, INC., a Delaware corporation ("TAG-IT") on the one hand, and ETIC ART S.A. DE C.V., a Mexican corporation, and CIERRES IDEAL DE MEXICO, S.A. DE C.V., a Mexican corporation (individually, a "MEXICAN CORPORATION" and collectively, the "MEXICAN CORPORATIONS") collectively on the other hand.

                                    RECITALS

     A. Tag-It, Grupo Industrial Cierres Ideal, S.A. de C.V., a Mexican corporation ("Grupo"), Industrias Unidas, S.A. de C.V. ("IUSA") and Talon, Inc., a Delaware corporation ("TALON"), are parties to that certain Asset Purchase Agreement, dated December 21, 2001 (the "PURCHASE AGREEMENT"), which agreement provides for the acquisition by Tag-It of certain assets of Grupo, IUSA and Talon.

     B. The Mexican Corporations are affiliates of Grupo and/or IUSA, and their execution of this Agreement is a condition precedent to the consummation by Tag-It of its obligations under the Purchase Agreement.

                                    AGREEMENT

     NOW, THEREFORE, with reference to the foregoing facts, the parties agree as follows:

     1. RELEASE; TERMINATION OF EXISTING AGREEMENTS.

     1.1 RELEASE BY THE MEXICAN CORPORATIONS.

     (a) Effective as of the Effective Date, each Mexican Corporation, on behalf of such Mexican Corporation and each of such Mexican Corporation's affiliates, subsidiaries, representatives, agents, successors-in-interest and assigns, hereby releases and forever discharges Tag-It and each of Tag-It's officers, directors, employees, agents, stockholders, controlling persons, representatives, affiliates, subsidiaries, successors-in-interest and assigns (individually, a "TAG-IT RELEASEE" and collectively, "TAG-IT RELEASEES") from any and all causes of action, claims, actions, rights, judgments, attorneys' fees, obligations, contracts, damages, promissory notes, demands, accountings or liabilities of whatever kind and character, whether now known or unknown, suspected or unsuspected, both at law and in equity, which such Mexican Corporation or any of such Mexican Corporation's affiliates, subsidiaries, representatives, agents, successors-in-interest and assigns now has, have ever had or may hereafter have against the respective Tag-It Releasees arising contemporaneously with or prior to the Effective Date or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Effective Date; PROVIDED, HOWEVER, that nothing contained herein will operate to release any obligations of Tag-It arising under the Purchase Agreement or any other agreement or instrument entered into in connection with the Purchase Agreement.

     (b) Each Mexican Corporation agrees that each Tag-It Releasee is a direct beneficiary with respect to this SECTION 1.1 and may enforce these provisions. Each Mexican Corporation represents and warrants to the Tag-It Releasees that, as of the Effective Date, it has not assigned nor subrogated any of said rights, claims and causes of action referenced in this SECTION 1.1,


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or authorized any other person or entity to assert any of these claims on its behalf.

     (c) Each Mexican Corporation agrees and covenants never to file a lawsuit, arbitration proceeding or any other administrative proceeding against any Tag-It Releasee for any causes of action, claims, actions, rights, judgments, obligations, damages, promissory notes, demands, accountings or liabilities of whatever kind and character released and discharged by such party pursuant to this SECTION 1.1.

     1.2 RELEASE BY TAG-IT.

     (a) Effective as of the Effective Date, Tag-It, on behalf of Tag-It and each of Tag-It's affiliates, subsidiaries, representatives, agents, successors-in-interest and assigns, hereby releases and forever discharges the Mexican Corporations and each Mexican Corporation's respective officers, directors, employees, agents, stockholders, controlling persons, representatives, affiliates, subsidiaries, successors-in-interest and assigns (individually, a "MEXICAN CORPORATION RELEASEE" and collectively, the "MEXICAN CORPORATION RELEASEES") from any and all causes of action, claims, actions, rights, judgments, attorneys' fees, obligations, contracts, damages, promissory notes, demands, accountings or liabilities of whatever kind and character, whether now known or unknown, suspected or unsuspected, both at law and in equity, which Tag-It or any of Tag-It's affiliates, subsidiaries, representatives, agents, successors-in-interest and assigns now has, have ever had or may hereafter have against the respective the Mexican Corporation Releasees arising contemporaneously with or prior to the Effective Date or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing Date; PROVIDED, HOWEVER, that nothing contained herein will operate to release any obligations of Grupo, Talon or any other party arising under the Purchase Agreement or any other agreement or instrument entered into in connection with the Purchase Agreement.

     (b) Tag-It agrees that each the Mexican Corporation Releasee is a direct beneficiary with respect to this SECTION 1.2 and may enforce these provisions. Tag-It represents and warrants to the Mexican Corporation Releasees as of the date of this Agreement and as of the Closing Date that it has not assigned nor subrogated any of said rights, claims and causes of action referenced in this
SECTION 1.2, or authorized any other person or entity to assert any of these claims on its behalf.

     (c) Tag-It agrees and covenants never to file a lawsuit, arbitration proceeding or any other administrative proceeding against any Mexican Corporation Releasee for any causes of action, claims, actions, rights, judgments, obligations, damages, promissory notes, demands, accountings or liabilities of whatever kind and character released and discharged by such party pursuant to this SECTION 1.2.

     1.3 MUTUAL RELEASE. It is the intention of the parties to this Agreement that this SECTION 1 shall be effective as a full and final accord and satisfaction and release of all of claims and judgments identified in this
SECTION 1. Each of the parities hereby acknowledges that it has read and is familiar with California Civil Code Section 1542 which states as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING


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               THE RELEASE, WHICH IF KNOWN TO HIM MUST HAVE MATERIALLY
               AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     Each of the parties does hereby expressly waive and relinquish all rights and benefits which it has or may have under California Civil Code Section 1542 (or any similar law of any country, state, territory or jurisdiction) to the fullest extent that it may lawfully waive such rights and benefits. In connection with the waiver and relinquishment set forth in this SECTION 1.3, each of the parties acknowledges that it is aware that it may hereafter discover facts in addition to and/or different from those now known or believed to be true with respect to the subject matter of this SECTION 1, but that notwithstanding that fact, it is their respective intention hereby to fully, finally, and forever release all of the claims released herein, known or unknown, suspected or unsuspected, which now exist, may in the future exist or heretofore have existed between each respective party, on the one hand, and those parties, persons and entities granted releases by it, on the other hand, and that in furtherance of such intention, the release given herein shall be and remain in effect as full and complete releases, notwithstanding the discovery or existence of any such additional or different facts.

     2. MISCELLANEOUS.

     2.1 GOVERNING LANGUAGE AND LAW. This Agreement is in the English language only, and all communications between the parties relative to this Agreement shall be conducted in the English language only. The Parties hereto hereby agree that this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of California without reference to principles of conflict of laws.

     2.2 SUBMISSION TO JURISDICTION AND VENUE IN LOS ANGELES COUNTY, CALIFORNIA. Solely for purposes of this Agreement and the transactions contemplated hereby, the parties to this Agreement each hereby agrees that any and all disputes, legal actions, suits, or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, whether legal or equitable in nature, or arising out of contract or tort claims, may be brought in any California or federal court located in Los Angeles County, State of California, United States of America. By their signature to this Agreement, each party, regardless of their residence, irrevocably submits to the jurisdiction of the courts located in Los Angeles County, State of California, United States of America, in any dispute, legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each party hereto acknowledges that it has freely agreed to so submit to jurisdiction and venue, and that without such agreement the courts located in Los Angeles County, State of California, United States of America might not otherwise have jurisdiction over such party.

     2.3 SERVICE OF PROCESS. Each party hereto agrees that service of any process, summons, notice or document by U.S. registered mail or the foreign equivalent of U.S. registered mail to such party's respective addresses set forth in this Agreement shall be effective service of process for any action, suit or proceeding in California with respect to any matters to which it has submitted to jurisdiction in SECTION 2.2 or if otherwise made in accordance with applicable law.

     2.4 WAIVER OF CLAIM OF INDEMNITY AND INCONVENIENT FORUM. Each party hereto irrevocably waives all claim of immunity from jurisdiction, attachment and execution to which he or


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it might otherwise be entitled in any legal action or proceeding brought in any
California or federal court located in Los Angeles County, State of California, United States of America, and further irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to any dispute, legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby being brought in any federal or California court located in Los Angeles County, State of California, United States of America, and further hereby irrevocably waives any claim that any such dispute, legal action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     2.5 NOTICES. Any notice or other communication required or which may be given hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, and shall be deemed given when so delivered personally, or sent by facsimile transmission or if mailed, five days after the date of mailing, as follows:

                (a)  IF TO TAG-IT, TO:

                     Tag-It Pacific, Inc.
                     21900 Burbank Boulevard, Suite 270
                     Woodland Hills, California 91367
                     Facsimile: (818) 444-4110
                     Attention: Colin Dyne

                     WITH A COPY TO:

                     Akin, Gump Strauss, Hauer & Feld, LLP
                     2029 Century Park East, Suite 2400
                     Los Angeles, California 90067
                     Facsimile: (310) 728-2233
                     Attention: Murray Markiles, Esq.

                (b)  IF TO ETIC ART S.A. DE C.V., TO:

                     Etic Art S.A. de C.V.
                     Paseo de la Reforma Num. 2608 PH
                     Col. Lomas Altas
                     Mexico D.F., 11950
                     Facsimile: 525 5 261 88 93
                     Attention: Jose Ballesteros Rojas


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                (c)  IF TO CIERRES IDEAL DE MEXICO, S.A. DE C.V., TO:

                     Cierres Ideal de Mexico, S.A. de C.V.
                     Paseo de la Reforma Num. 2608 PH
                     Col. Lomas Altas
                     Mexico D.F., 11950
                     Facsimile: 525 5 261 88 93
                     Attention: Jose Ballesteros Rojas

Any party may, by notice given in accordance with this SECTION 2.5 to the other party, designate another address or person for receipt of notices hereunder.

     2.6 WAIVERS AND AMENDMENTS. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

     2.7 EXHIBITS AND SCHEDULES. The Exhibits and Schedules to this Agreement are a part of this Agreement as if set forth in full herein.

     2.8 HEADINGS. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     2.9 SEVERABILITY. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     2.10 COSTS AND ATTORNEYS' FEES. If any action, suit, arbitration or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Agreement of its obligations under this Agreement, the prevailing party shall recover all of such party's reasonable attorneys' fees incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom.

     2.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together shall constitute a single document.

     2.12 INTERPRETATION. In the event any claim is made by either party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of either party or its counsel.


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     2.13 ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof purchase and supersedes all prior agreements, written or oral, with respect thereto.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above-written.

                                    TAG-IT PACIFIC, INC.


                                    By      /S/ COLIN S. DYNE
                                            ---------------------------------
                                            Colin S. Dyne
                                            Chief Executive Officer




                                    ETIC ART S.A. DE C.V.


                                    By:     /S/ JOSE BALLESTEROS ROJAS
                                            ---------------------------------
                                            Jose Ballesteros Rojas
                                    Title:  CEO




                                    CIERRES IDEAL DE MEXICO, S.A. DE C.V.


                                    By:     /S/ JOSE BALLESTEROS ROJAS
                                            ---------------------------------
                                            Jose Ballesteros Rojas
                                    Title:  CEO


                       [SIGNATURE PAGE TO MUTUAL RELEASE]



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